UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 2, 2005
NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)

Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 2020
Houston, Texas 77060		77060
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (281) 847-6000
Not Applicable
(Former name or former address, if changed since last report)
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On December 2, 2005, Newfield Exploration Company entered into a new $1 billion revolving credit facility to replace its previous reserve-based $600 million facility. A copy of the Credit Agreement governing the new facility has been filed as Exhibit 10.1 to this report.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit No.	Description

10.1	Credit Agreement dated as of December 2, 2005 among Newfield Exploration Company, JP Morgan Chase Bank, N.A., as Administrative Agent and a lender, and the other agents and lenders party thereto

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2005	NEWFIELD EXPLORATION COMPANY

	By:	/s/ Susan G. Riggs

Susan G. Riggs
Treasurer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit Agreement dated as of December 2, 2005 among Newfield Exploration Company, JP Morgan Chase Bank, N.A., as Administrative Agent and a lender, and the other agents and lenders party thereto